UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  July 18, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 18, 2008 Jones Lang LaSalle Incorporated (the "Company"), exercised its rights under:

      (a) its Amended and Restated Multicurrency Credit Agreement among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal, as Administrative Agent, as amended (the "Multicurrency Credit Agreement"), dated June 6, 2007 and amended June 16, 2008, to increase the size if the Multicurrency Credit Agreement from $650.00 million to $675.00 million; and

      (b) its Term Loan Agreement among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal, as Administrative Agent (the "Term Loan"), dated July 2, 2008, to increase the size of the Term Loan from $150.00 million to $200.00 million.

      All other terms and conditions of both facilities remain in full force and effect.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following Exhibits are included with this Report:

            99.1 First Amendment to Credit Agreement, dated as of June 16, 2008 (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19,
                  2008)

            99.2 Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007 (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2007)

            99.3  Term Loan Agreement, dated as of July 2, 2008
                  (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2008)






















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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 21, 2007           JONES LANG LASALLE INCORPORATED



                              By:   /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Name:  Joseph J. Romenesko
                                    Its:   Treasurer






















































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


                               EXHIBIT INDEX
                               -------------




EXHIBIT
NO.         DESCRIPTION
-------     -----------

 99.1 First Amendment to Credit Agreement, dated as of June 16, 2008 (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2008)

 99.2 Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007 (incorporated by reference to the Company's Current Report on Form 8-K filed with the
            Securities and Exchange Commission on June 8, 2007)

 99.3 Term Loan Agreement, dated as of July 2, 2008 (incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2008)














































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